SCHEDULE 14A
                                (RULE 14a-101)
                   INFORMATION REQUIRED IN PROXY STATEMENT
                           SCHEDULE 14A INFORMATION

               PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO. )

Filed by the registrant [X]

Filed by a party other than the registrant [ ]

Check the appropriate box:
[ ] Preliminary proxy statement
[X] Definitive proxy statement
[ ] Definitive additional materials
[ ] Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12
[ ] Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))

                                 MERCURY SOFTWARE

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                (Name of Registrant as Specified in Its Charter)




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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[ ] No fee required

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:
     (2)  Aggregate number of securities to which transactions applies:
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11. (Set forth the amount on which the filing fee is calculated and state how it was determined.)
     (4)  Proposed maximum aggregate value of transaction:
     (5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials.

     [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount previously paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing party:

     (4)  Date filed:

November 12, 2000

Dear MERCURY SOFTWARE Shareholder:

The Board of Directors of MERCURY SOFTWARE, a California corporation (the "Company"), cordially invites you to attend its 2000 SPECIAL Meeting of Shareholders, to be held at 2:00 p.m. Pacific Standard Time on November 25, 2000 at 827 State Street, Suite 14, Santa Barbara, CA 93101.

Please review carefully the formal Notice of Meeting, Proxy Statement, and Proxy Card that are enclosed.

At the Special Meeting, shareholders will be asked to consider and vote on matters relating to: a fifteen to one forward split of the Company's common stock. Details pertaining to this proposal are provided in the accompanying Proxy Statement.

REGARDLESS OF WHETHER OR NOT YOU ARE ABLE TO ATTEND THE 2000 SPECIAL MEETING IN PERSON, PLEASE COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD AS SOON AS POSSIBLE IN THE STAMPED RETURN ENVELOPE PROVIDED SO THAT YOUR VOTE CAN BE RECORDED. IF YOU ATTEND THE MEETING IN PERSON, YOU HAVE THE RIGHT TO REVOKE YOUR PROXY AND VOTE YOUR SHARES IN PERSON, IF YOU SO DESIRE.

We look forward to seeing you at the Special Meeting.

Sincerely,


/s/ Jeffrey Volpe
-----------------------
Jeffrey Volpe
Chief Executive Officer

Mercury Software
827 State Street, Suite 14
Santa Barbara, CA 93101




                         SPECIAL MEETING OF SHAREHOLDERS
                                   TO BE HELD
                                NOVEMBER 25, 2000
                                    2:00 P.M.

                         ------------------------------

         NOTICE IS HEREBY GIVEN, that a Special Meeting of Shareholders of Mercury Software, a Nevada corporation (the "Company"), will be held at 2:00

 p.m. Pacific Standard Time on Thursday, November 25, 2000 at 827 State Street, Suite 14, Santa Barbara, California, for the following purposes:

(1) To approve the Board of Directors' resolution to amend the articles of incorporation of the company to effect a fifteen to one (15-1) forward split of the share capital of the company and increase the authorized shares from 25,000,000 to 375,000,000, and the par value from .001 per share to .00006 per share.

(2)To transact such other business as may properly come before the Special Meeting and any adjournment thereof.

The Company has fixed the close of business on September 30, 2000 as the Record Date for the determination of Company shareholders entitled to receive notice of, and to vote at, the Special Meeting and any adjournment thereof.

                                           BY ORDER OF THE BOARD OF DIRECTORS,


                                            /s/ Jeffrey Volpe
                                            -----------------------
Santa Barbara, California                   Jeffrey Volpe
November 14, 2000                           Chief Executive Officer



TO ASSURE YOUR REPRESENTATION AT THE SPECIAL MEETING, PLEASE SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING IN PERSON. SHAREHOLDERS WHO ATTEND THE MEETING IN PERSON HAVE THE RIGHT TO REVOKE THEIR PROXIES AND VOTE THEIR SHARES IN PERSON, IF THEY SO DESIRE.

                       ----------------------------------

                             MERCURY SOFTWARE

                             PROXY STATEMENT

                   FOR THE SPECIAL MEETING OF SHAREHOLDERS
                        TO BE HELD ON NOVEMBER 25, 2000


                              I. INTRODUCTION

       The Board of Directors of Mercury Software, a Nevada corporation (the "Company"), is soliciting the accompanying Proxy in connection with its Special Meeting of Shareholders of the Company to be held at 2:00 p.m. Pacific Standard Time on Thursday, November 25, 2000, at 827 State Street, Suite 14, Santa Barbara, California and any adjournments thereof. This Proxy Statement, the Notice of Special Meeting and Proxy are being mailed to shareholders on or about November 14, 2000.

                    II. OUTSTANDING SHARES AND VOTING RIGHTS

       The Board of Directors of the Company has fixed the close of business on September 30, 2000, as the record date for the determination of those holders of Common Stock of the Company entitled to receive notice of, and vote at, the Special Meeting. Persons who were not shareholders on such date will not be allowed to vote at the Special Meeting. At the close of business on the record date, there were 1,177,100 shares of the Company's Common Stock issued and outstanding. The Common Stock is the only outstanding class of capital stock of the Company entitled to vote at the Meeting. Each share of Common Stock is entitled to one vote on each matter to be voted on at the meeting. Holders of Common Stock are not entitled to cumulative voting rights. A majority of the shares entitled to vote present in person or represented by proxy at the Special Meeting, is required for approval of the Company's proposal.

        Shares of Common Stock that are represented by properly executed proxies, unless such proxies have previously been revoked, will be voted in accordance with the instructions indicated in such proxies. If no instructions are indicated, such common shares will be voted "FOR" approval of each of the four proposals and in the discretion of the proxy holders for any other matter that may properly come before the Special Meeting. If a shareholder abstains from voting as to any matter, then the shares held by such shareholder shall be deemed present at the meeting for purposes of determining a quorum, and for purposes of calculating the vote with respect to such matter, but shall not be deemed to have been voted in favor of such matter. If a broker returns a "non-vote" proxy, indicating a lack of voting instructions by the beneficial holder of the shares and a lack of discretionary authority on the part of the broker to vote a particular matter, then in such instance, the shares covered by such "non-vote" proxy shall be deemed to be present at the meeting for purposes of determining a quorum, but shall not be deemed to be represented at the meeting for purposes of calculating the vote required for approval of such matter.

        A shareholder who has given a proxy may revoke it at any time prior to its exercise at the Special Meeting by filing with the Chief Executive
Officer of the Company, Mr. Jeffrey Volpe, at the address set forth above, a written revocation of such proxy, or by executing and delivering a duly-executed proxy bearing a later date, or by simply voting the common shares covered thereby by separate written ballot to be disseminated at the Special Meeting.

        In addition to soliciting proxies by mail, officers, directors and employees of the Company, without receiving additional compensation therefor, may solicit proxies personally, or by telephone, telegram or other forms of communication, including wire facsimile. The Company has not retained a proxy solicitation firm, and instead, will use its own best efforts to solicit as many proxies as practicable in the time available before the Special Meeting.

              III. PRINCIPAL SHAREHOLDERS; MANAGEMENT SHAREHOLDINGS

        The following table sets forth certain information regarding beneficial ownership of the Company's Common Stock as of September 30, 2000, 1997, by: (i) each current director; each nominee for director, and executive officer of the
Company; (ii) all directors and executive officers as a group; and (iii) each shareholder who owns more than five percent of the outstanding shares of the Company's Common Stock. Except as otherwise indicated, the Company believes each of the persons listed below possesses sole voting and investment power with respect to the shares indicated.


Name and Address               Number of Shares          Percentage Owned
----------------                ----------------          ----------------
Agata Gotova(2)                    705,000                    76.46%
827 State Street
Santa Barbara, CA 93101

Jeffrey Volpe                       100,000                    8.49%
P.O. 2132
Ventura, CA 93002

Richard Tearle                       75,000                    6.37%
1216 State Street #305
Santa Barbara, CA 93101

Holly Palm                          100,000                    8.49%

Officers and Directors            1,000,000                   84.95%
as a Group
 ------------
 (1) Table is based on current outstanding shares of 1,177,100.
 (2) Agata Gotova is the wife of the Company's attorney, Kenneth G. Eade.


                           IV. EXECUTIVE COMPENSATION

The following table sets forth the cash and non-cash compensation paid by the Company to its Chief Executive Officer and all other executive officers for services rendered up to the period ended September 30, 2000. No salaries are being paid at the present time, and will not be paid unless and until there is available cash flow from operations to pay salaries. There were no grants of options or SAR grants given to any executive officers during the last fiscal year.

 Annual Compensation
 -------------------
 Name and Position            Salary      Bonus      Annual Deferred Salary
 -------------------          ------      -----      ----------------------

Jeffrey Volpe, President    $ 2000.00       0                    0



               V. PROPOSAL NUMBER ONE - ELECTION OF FIVE DIRECTORS

        At the Special Meeting, shareholders will be asked to consider a fifteen to one (15-1) forward split of the company's share capital, which has been proposed by the Board of Directors. This means that the authorized shares of the company will increase from 25,000,000 to 375,000,000, and the issued and outstanding shares will each increase 15 times as well. It also means that the par value of each share of stock will be decreased 15 times, from .001 per share to .00006 per share.

        Unless authority is withheld, the proxy solicited hereby will be voted "FOR" or in favor of the forward split.

        PROPOSAL NUMBER ONE CALLS FOR THE AMENDMENT OF THE ARTICLES OF INCORPORATION OF THE COMPANY TO EFFECT A FORWARD SPLIT OF 15-1 OF THE SHARE CAPITAL OF THE CORPORATION, AND THE RESULTING INCREASE IN AUTHORIZED SHARE CAPITAL AND DECREASE IN PAR VALUE. THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" PROPOSAL NUMBER ONE.


                             VI. OTHER BUSINESS

         No business, other than as set forth herein, is expected to come before the Special Meeting. Should any other matter requiring a vote of the shareholders arise, including any question related to any adjournment of the meeting, the persons named in the enclosed Proxy will vote thereon according to their best judgment and in the best interests of the Company and its shareholders.

                            VII. SHAREHOLDER PROPOSALS

        Any appropriate proposal submitted by a shareholder of the Company and intended to be presented at the Special Meeting of Shareholders must be received by the Company by November 23, 2000, to be presented at the Special Meeting, but it will not be included in the Company's Proxy Statement, and related proxy solicitation materials, for the Company's Special Meeting.




BY ORDER OF THE BOARD OF DIRECTORS,


/s/ Jeffrey Volpe
-----------------------
Jeffrey Volpe
Chief Executive Officer
Santa Barbara, California, November 14, 2000


[CAPTION]
                                      PROXY

     The undersigned shareholder of Out Takes, Inc. (The "Company") hereby appoints James C. Harvey, as proxy holder of the undersigned to attend the annual general meeting of the Company to be held on October 23, 2000 and any adjournment thereof with authority to act and vote therat for an on behalf of the undersigned and directs the proxy holder to vote the common shares held by the undersigned in respect of the matters indicated below as follows:

     PROPOSAL ONE: TO FORWARD SPLIT THE CAPITAL SHARES OF THE COMPANY 15 FOR EVERY 1 SHARES NOW HELD:

     _______ FOR

     _______ AGAINST
 .
       _______ ABSTAIN


       PLEASE SIGN AND DATE BELOW

INSTRUCTION: Please sign your name exactly as it appears on your stock certificate. When shares are held by joint owners, both should sign. When signing as attorney, executor, administrator, trustee or guardian, give your full title as such. If a corporation, please sign in full corporate name by the duly authorized officer. If a partnership, please sign in partnership name by an authorized person.

PLEASE MARK, SIGN, DATE AND MAIL THIS PROXY CARD IN THE ENCLOSED ENVELOPE TODAY. THIS REPLACES AND REVOKES ANY OTHER PROXIES YOU MAY HAVE BEEN PRESENTED. NO POSTAGE IS REQUIRED.



Executed this ____day of _________, 2000.


_________________________________________
Name of Shareholder                          Signature of Shareholder

_________________________________________
Address (if different from above)            Signature of Shareholder


________________________________________
Share Certificate No.                        Number of Shares voted